Exhibit 99.1

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[LOGO]

Health Enterprises Network

What it Takes to Run a Healthcare Company

August 24, 2005

NASDAQ:AFAM

[LOGO]

Forward Looking Statements

Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties.  Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause Almost Family’s actual results to differ from those anticipated in forward-looking statements.  Please refer to the discussion of those factors in our filed reports.

These forward-looking statements speak only as of this date.  We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

Almost Family, Inc.

•                  Almost Family, Inc. is a publicly traded company, trading on NASDAQ under “AFAM”

•                  We Currently have three operating segments:

•                  Visiting Nurse

•                  In Home Personal Care

•                  Adult Day Care Centers

•                  25+ Years of Operation

•                  $97 Million Revenue Run Rate

•                  65 operating locations in 8 states

•                  ADC Segment to be sold September 2005

Almost Family Operating Segments

ALMOST FAMILY		CARETENDERS (VN)

Medical Adult Day Care	In-Home Personal Care	Medicare Certified Home Health Services

$21 Million	$35 Million	$43 Million

To be sold
September 2005

Visiting Nurse – Medicare Certified

•                  Full Range of Medicare Certified Home Health Services

•                  25 operating locations

•                  11 in Florida

•                  JCAHO Accredited

•                  “Caretenders” trade name

•                  95% Medicare Reimbursed

Personal Care

•                  20 Operating Locations

•                  Personal care, homemaking and respite

•                  Medication management

•                  In-depth RN assessment

•                  Individualized care plan

•                  Home supervisory visits

•                  Services provided 24 hours a day, seven days a week

•                  65% Medicaid/Waiver

Home Health Operations

Medicare Certified (VN)

  1. Louisville, KY

  2. Elizabethtown, KY

  3. Lexington, KY

  4. Owensboro, KY

  5. Ft. Thomas, KY

  6. Ft. Lauderdale, FL

  7. Ft. Myers, FL

  8. Sarasota, FL

  9. Shaker Heights, OH

10. Akron, OH

11. Parma, OH

12. Youngstown, OH

13. Evansville, IN

14. Frankfort, KY

15. Lebanon Junction, KY

16. Melbourne, FL

17. Port St. Lucie, FL

18. Vero Beach, FL

19. Naples, FL

20. Port Charlotte, FL

21. Bradenton, FL

22. Boston, MA

23. Orlando, FL

24. Titusville, FL

25. Gainesville, FL

Personal Care (PD)

26. Louisville, KY

27. Cincinnati, OH

28. Columbus, OH

29. Lexington, KY

30. Connecticut (5 Locations)

31. Birmingham, AL

32. West Palm Beach, FL

33. Port St. Lucie, FL

34. Ft. Lauderdale, FL

35. Ft. Myers, FL

36. Naples, FL

37. Sarasota, FL

38. Akron, OH

39. Parma, OH

40. Shaker Heights, OH

41. Boston MA

8/05

[GRAPHIC]

AFAM Revenue Mix By State

[CHART]

Quarter ended June 2005

History of Almost Family, Inc.

•                  1976 Established a private duty agency in Louisville, Kentucky as Caretenders

•                  1982 Added Medicare certified services

•                  1991 Caretenders HealthCorp merged with Senior Service Corporation; publicly traded on NASDAQ

•                  2000 Changed Corporate Name to Almost Family, Inc.

•                  2000 Medicare Certified Agencies proven successful under PPS

Recent Developments

•                  Strategic Plan calls for emphasis on VN (Medicare) Operations

•                  Last 24 Months:

•                  3 Agencies Acquired:

•                  2004 Acquired Orlando FL HHA (Baycare)

•                  2005 Acquired Gainesville FL HHA (Palliative)

•                  2005 Acquired Bradenton FL HHA (Florida Home Health)

•                  7 Agency Locations Started:

•                  Melbourne, Titusville, Bradenton FL; Shaker Heights, Parma, Akron, Youngstown OH

•                  August 2005 Announced Sale of ADC Operations

Following ADC Sale

•                  Pure Play Home Health Company

•                  Approaching $80 million annual revenue

•                  VN Medicare run rate $43 million

•                  PC in-home run rate $35 million

•                  $20 million Capital Available for Home Health Acquisitions

•                  $4 million cash

•                  $18 million borrowing capacity

•                  June 2005 Quarter:

•                  68% income growth to $0.25 per diluted share

•                  18% revenue growth

Medicare Home Health Makes Sense

•                  Demographic Unstoppable:

•                  Medicare population growing rapidly from 40M in 2000 to 50M in 2010 to 80M in 2030

•                  Tie-in to PC: “Dual Eligibles” Medicare + Medicaid are disproportionate users

•                  Rational PPS reimbursement system:

•                  Based on needs of each patient – focus on patient care

•                  Outcomes reporting encourages quality & “level playing field”

•                  No “Conflicts” between patient care and financial results

•                  Built-in inflation adjustment

•                  Lowest Cost Venue of Care:

•                  Hospital Day $3,800+, SNF day $250+, HH Day $100+

Pure Play Home Health Growth Plan

•                  VN Goals

•                  Same Store Sales Growth through quality care and sales and marketing efforts

•                  Development Mix of Startups and Acquisitions

•                  Initial Geographic Focus FL & OH

•                  Generally Stay East of Mississippi River

•                  Double Size of Segment in 3 – 5 years

•                    PC Goals

•                  Diversify reimbursement and regulatory risk

•                  Focus on Same Store Sales Growth

•                  Expand sites prudently – follow VN where it makes sense

AFAM’s Advantages

•                  Seasoned management team

•                  25+ years navigating reimbursement changes

•                  Proven success in same store sales and startups (internal growth)

•                  Proven success acquiring and integrating home health operations

•                  $20 million capital plus internal cash flow available to fuel growth

Seasoned Management Team

William Yarmuth – CEO

24 years as AFAM CEO – Founding Shareholder

Steve Guenthner – SVP & CFO

13 years as AFAM CFO

9 Years Big Six Public Accounting

Anne Liechty – SVP VN Operations

17 years at AFAM

Sr. operator of 3 Different Business Segments at AFAM

Todd Lyles – SVP Administration

8 years as AFAM SVP

13 Years Hospital management

AFAM’s Advantages

•                  Strong segment operating models

•                  Proven operating policies and methods

•                  Proprietary information technology

•                  Internal Compliance program

•                  AFAM Employee Base 4,000 +

•                  Quality compassionate caregivers

•                  Strong local market managers and sales force

•                  Corporate Infrastructure

•                  Sophisticated metrics and monitoring processes

•                  Centralized information systems, HR, AR & risk management with highly competent personnel in charge

“What it Takes…” for AFAM

•                  #1 Managing Change in Our World

•                  Reimbursement and regulation WILL change!

•                  Chart the course based on reimbursement

•                  Diversification helps manage risks

•                  Be “Agile” in response to market conditions

•                  #2 People Focused Culture

•                  Develop managers, sales people and other key positions

•                  Recruit and retain quality care givers

•                  The “Glue” that holds us together

•                    #3 RELENTLESS FOCUS on operating goals

•                  Quality patient care always comes first

•                  Measurable outcomes demonstrate improvement

•                  Referral source satisfaction drives repeat business

•                  Use of operating metrics for efficient management

Accelerating Success @ AFAM

•                  Acquisitions: Choose Wisely

•                  Faster Growth Path – More Capital, More Risk

•                  Thorough “due diligence”

•                  “Appropriate” assimilation programs

•                  Personal touch with employees

•                  “Pipeline” allows us to choose quality companies

•                  Startups: Perfecting the Model

•                  Slower growth, less Capital, More Risk – Greater ROI

•                  Sales Growth is Key to startups

•                  People are Key to Sales growth